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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                November 20, 2001
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                                (Date of Report)

                           FISHER COMMUNICATIONS, INC.
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               (Exact Name of Registrant as Specified in Charter)

             Washington                           000-22349                         91-0222175
------------------------------------  ---------------------------------  ---------------------------------
    (State or Other Jurisdiction            (Commission File No.)                  (IRS Employer
         of Incorporation)                                                      Identification No.)

  1525 One Union Square, 600 University Street, Seattle, Washington, 98101-3185
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          (Address of Principal Executive Offices, including Zip Code)

                                 (206) 404-7000
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.     Other Events.

     Fisher Communications, Inc. the (the "Company") maintains an unsecured revolving line of credit and a senior secured credit facility which contain several covenants, including covenants with respect to the maintenance of some financial ratios. As of September 30, 2001 the Company was not in compliance with some of the covenants, including some covenants with respect to required financial ratios. The Company requested a waiver from the lenders for its noncompliance during the fourth quarter of 2001, which was granted on November 20, 2001. At September 30, 2001 $213,611,000 of principal was outstanding under the revolving line of credit and the senior secured credit facility, all of which was classified as notes payable in current liabilities. As a result of the waiver, $205,284,000 of such amount is no longer classified in current liabilities.

 Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

     (c)    Exhibits

     10.1 Waiver and Third Amendment to Credit Agreement, dated as of November 15, 2001, among the Registrant and the lenders under the Credit Agreement dated as of June 24, 1999, as amended.

     10.2 Waiver and Fourth Amendment to Credit Agreement, dated November 15, 2001, by and among the Registrant, Bank of America, N.A. and U.S. Bank National Association.

     99.1 Letter to shareholders, dated November 21, 2001, discussing the Registrant's third quarter results of operations.

Item 9.     Regulation FD Disclosure

     On or about November 21, 2001, the Company mailed a letter to its shareholders discussing its third quarter results of operations. The full text of the letter is attached as an exhibit to this filing.

                                      -2-

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FISHER COMMUNICATIONS, INC.

                                        By /s/ DAVID D. HILLARD
Dated: November 21, 2001                   -----------------------------
                                        David D. Hillard
                                        Senior Vice President
                                        Chief Financial Officer

                                      -3-

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                                  EXHIBIT INDEX

Exhibit Number      Description
--------------      -----------
     10.1           Waiver and Third Amendment to Credit Agreement, dated as of
                    November 15, 2001, among the Registrant and the lenders under the Credit Agreement dated as of June 24, 1999, as amended.

     10.2 Waiver and Fourth Amendment to Credit Agreement, dated November 15, 2001, by and among the Registrant, Bank of America, N.A. and U.S. Bank National Association.

     99.1 Letter to shareholders, dated November 21, 2001, discussing the Registrant's third quarter results of operations.

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